UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2023

Cboe Global Markets, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34774	20-5446972
(Commission File Number)	(IRS Employer Identification No.)

433 West Van Buren Street

Chicago, Illinois 60607

(Address and Zip Code of Principal Executive Offices)

Registrant's telephone number, including area code (312) 786-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value of $0.01 per share	CBOE	CboeBZX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2023, Brian N. Schell resigned as Executive Vice President, Chief Financial Officer and Treasurer of Cboe Global Markets, Inc. (the “Company”), effective July 10, 2023, to pursue another career opportunity.

Further, on July 6, 2023, the Company announced the appointment of Jill M. Griebenow, currently Senior Vice President, Chief Accounting Officer, to Executive Vice President, Chief Financial Officer, Treasurer and Chief Accounting Officer, effective July 10, 2023. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Ms. Griebenow serves as our Senior Vice President, Chief Accounting Officer, a position she has held since August 2018. Previously, she served as Chief Financial Officer, Europe of the Company's subsidiary Cboe Europe Limited, a position she was appointed to upon the Company’s acquisition of Bats Global Markets, Inc. (“Bats”). She also previously served as Chief Financial Officer, Europe of Bats’ subsidiary Bats Europe Limited since February 2014 and was employed by Bats in the financial area since 2011. Prior to that, she held various positions at Ernst & Young LLP from 2001 to 2011. Ms. Griebenow is a certified public accountant and holds a bachelor’s degree in accounting from the University of Northern Iowa.

In connection with the foregoing, Ms. Griebenow will continue to participate in the Company’s incentive compensation plans and her agreements that have been previously disclosed or filed by the Company. Ms. Griebenow does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(c) of Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1	Press Release, dated July 6, 2023 (filed herewith).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CBOE GLOBAL MARKETS, INC.
(Registrant)

By:	/s/ Patrick Sexton
Patrick Sexton
Executive Vice President, General Counsel and Corporate Secretary

Dated: July 6, 2023